AIG RETIREMENT COMPANY II
International Small Cap Equity Fund
Supplement to Prospectus dated January 2, 2008
Effective September 2, 2008, Elizabeth Soon replaced Ming Hsu as a portfolio manager of the International Small Cap Equity Fund (the “Fund”). Chantal Brennan continues to serve as the leader of the portfolio management team and is responsible for managing the Fund’s investments in European companies and Noriko Umino continues to serves as a portfolio manager responsible for the Fund’s investments in Japanese companies. Ms. Soon will be responsible for the Fund’s investments in Asian companies. Her biography is as follows:
Ms. Soon is a Managing Director and Portfolio Manager of Southeast Asia Equities. She joined AIG Global Investments Corp. (“AIGGIC”) in 2008 and has 18 years experience managing Asian equity portfolios. Prior to joining AIGGIC, she served as a portfolio manager at Swiss-owned fund management group, HSZ, since 2006 and was most recently responsible for the firm’s China/Asian Equity portfolios. Prior to 2006, Ms. Soon was Director and Head of Pacific Basin for Standard Life Investments (Asia) Ltd, where she was responsible for the management of the Group’s Asian funds and a member of the Global Stock and Sector Insights Committee (United Kingdom). Ms. Soon also spent 10 years at Schroder Investment Management (Hong Kong), where she was Director and Head of Asia ex Japan and responsible for asset allocation, stock selection in Asia, and managing retail unit trusts and large institutional portfolios.
Date: September 8, 2008